SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2004

                               PC Connection, Inc.
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               (Exact name of registrant as specified in charter)


            Delaware                 0-23827                 02-0513618
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   (State or other jurisdiction    (Commission             (IRS Employer
          incorporation             File Number)          Identification No.)


         Rt. 101A, 730 Milford Road
               Merrimack, NH                                03054
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  (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (603) 683-2000


                                       N/A
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          (Former name or former address, if changed since last report)




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Item 9.  Regulation FD Disclosure.

     On August 18, 2004, PC Connection, Inc. announced that its GovConnection subsidiary has been awarded authorization to sell to U.S. federal government agencies under the General Services Administration (GSA) schedule. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

     GovConnection's authority to sell under the GSA schedule was cancelled in November 2003 following a government review of the subsidiary's contract management systems and procedures. The audit concluded that in prior years, there was a possibility of the sale of unqualified items or the underpayment of required fees under the prior GSA schedule, which is still under review by the government. GovConnection, formerly known as ComTeq Federal, was acquired by PC Connection in 1999.

     We have been informally advised that audit matters related to GovConnection have been referred to the Department of Justice for its review. Such a referral exposes us to possible civil damages for non-compliance with the GSA contract.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 19, 2004                  PC CONNECTION, INC.

                                       By: /s/ Mark A. Gavin
                                           -------------------------------------
                                           Mark A. Gavin
                                           Senior Vice President of Finance and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                    Description
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99.1                           Press release dated August 18, 2004.